UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

QUALITY INDUSTRIAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Montgomery Street, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 706-0806

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 22, 2026, Quality Industrial Corp., a Nevada corporation (“QIND” or the “Company”), issued a press release announcing that it had entered into an Agreement and Amendment No. 2 to the Share Purchase Agreement, dated as of September 23, 2026 (the “Amendment”), with Al Shola Al Modea Gas Distribution L.L.C. (“Al Shola Gas”) and the three individual shareholders of Al Shola Gas who together hold 49% of Al Shola Gas (the “ASG Shareholders”), which restructures the Company’s remaining purchase price obligations in respect of its 51% ownership interest in Al Shola Gas under the Share Purchase Agreement, dated March 27, 2024, as previously amended on April 8, 2025. The press release also announced that, concurrently with the Amendment, the Company entered into a Share Exchange Agreement, dated as of September 23, 2026 (the “Share Exchange Agreement”), with its majority shareholder, Fusion Fuel Green PLC, an Irish public limited company (“Fusion Fuel”), under which, subject to its closing conditions, Fusion Fuel will issue an aggregate of 500,000 of its Class A Ordinary Shares to the ASG Shareholders to satisfy $2.0 million of the Company’s remaining purchase price obligations under the Amendment, and the Company will issue $2.0 million of its common stock to Fusion Fuel as consideration. The Amendment and the Share Exchange Agreement were previously described in, and filed as Exhibits 10.1 and 10.2 to, the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 25, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements, which involve risks and uncertainties. Forward-looking statements generally relate to future events or QIND’s future financial or operating performance and can be identified by words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding: the anticipated issuance of 500,000 Fusion Fuel Class A Ordinary Shares to the ASG Shareholders and of QIND common stock to Fusion Fuel, and the timing of the closing under the Share Exchange Agreement; the satisfaction of the closing conditions under the Share Exchange Agreement; the expected reduction of QIND’s remaining purchase price obligations; the payment of the remaining purchase price on or before December 31, 2027 and any Alternative Payment (as defined in Exhibit 99.1); the anticipated quarterly dividend distributions by Al Shola Gas and the use of cash generated by Al Shola Gas; any exercise of the call option or right of first refusal; any cost sharing between Al Shola Gas and QIND; QIND’s facilitation of the purchase of an additional LPG bobtail vehicle by Al Shola Gas; the anticipated filing and effectiveness of a resale registration statement by Fusion Fuel; and the expected benefits of the transactions to QIND, including the alignment of QIND and Fusion Fuel and the strengthening of QIND’s ownership of Al Shola Gas. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

These forward-looking statements are based on current expectations and assumptions and are not guarantees of future performance, conditions, or results. They involve known and unknown risks, uncertainties, and other important factors, many of which are outside QIND’s control, that could cause actual results to differ materially from those expressed or implied, including, without limitation: the risk that the closing conditions under the Share Exchange Agreement, including Nasdaq approval of an initial listing application (which Fusion Fuel is not required to submit unless it determines that it will meet the applicable Nasdaq listing requirements) and any approvals required under the Irish Takeover Panel Act 1997, Takeover Rules, are not satisfied in a timely manner or at all; the risk that QIND is unable to issue the required number of shares of its common stock at closing; QIND’s ability to make the Alternative Payment within ten calendar days after December 31, 2026 if the closing under the Share Exchange Agreement has not occurred; QIND’s ability to pay the remaining $6.98 million on or before December 31, 2027; dilution to QIND’s stockholders from the issuance of common stock to Fusion Fuel at the lower of the prior closing price and the five-day average closing price; QIND’s ability to fund any exercise of the call option; the material uncertainty regarding QIND’s ability to continue as a going concern, including QIND’s matured and unpaid convertible notes and its dependence on external financing, including from Fusion Fuel; the risk that Al Shola Gas does not generate Profits (as defined in the Amendment) sufficient to support dividend distributions, or that its Board of Directors determines not to make them; the risk that the bobtail vehicle purchase is not completed; the risk that the resale registration statement is not filed or declared effective within the required timeframes; geopolitical instability or armed conflict in the Middle East, including disruptions to shipping through the Strait of Hormuz and the departure of customers from the region, that could disrupt Al Shola Gas’s operations, sales volumes, supply chain and costs in the United Arab Emirates; fluctuations in LPG and other energy commodity prices; foreign currency fluctuations; and the risks and uncertainties described in QIND’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, and its other filings with the SEC. Actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by the cautionary statements above. QIND does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated October 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2026	QUALITY INDUSTRIAL CORP.

/s/ Carsten Kjems Falk
	Name:	Carsten Kjems Falk
	Title:	Chief Executive Officer & Interim Chief Financial Officer